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                                                                   Exhibit 99(b)
                      LUCILLE FARMS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
              FOR THE PERIODS ENDED MAY 31, 2002 AND MARCH 31, 2002
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
                                                                                           May 31, 2002       March 31, 2002 (1)
                                                                                         ---------------     ---------------
                                                                                            Unaudited
                                                                                         ---------------
                    ASSETS
Current Assets:
       Cash and cash equivalents                                                         $       153,000     $       175,000
       Accounts receivable, net of allowances of
           $154,000 in May and $144,000 in March                                               3,107,000           3,688,000
       Inventories                                                                             3,647,000           3,169,000
       Deferred income taxes                                                                      72,000              72,000
       Prepaid expenses and other current assets                                                 182,000             164,000
                                                                                         ---------------     ---------------

              Total Current Assets                                                             7,161,000           7,268,000
                                                                                         ---------------     ---------------

Property, Plant and Equipment, net                                                            10,538,000          10,503,000
                                                                                         ---------------     ---------------

Other Assets:
       Due from officers                                                                         101,000             101,000
       Deferred income taxes                                                                     587,000             587,000
       Deferred loan costs, net                                                                  247,000             250,000
       Other                                                                                     141,000             118,000
                                                                                         ---------------     ---------------
              Total Other Assets                                                               1,076,000           1,056,000
                                                                                         ---------------     ---------------

       TOTAL ASSETS                                                                      $    18,775,000     $    18,827,000
                                                                                         ===============     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
       Revolving credit loan                                                             $     2,390,000     $     3,744,000
       Accounts Payable                                                                        3,018,000           6,824,000
       Current portion of long-term debt                                                         702,000             201,000
       Accrued Expenses                                                                          332,000             384,000
                                                                                         ---------------     ---------------
              Total Current Liabilities                                                        6,442,000          11,153,000
                                                                                         ---------------     ---------------

Long-Term Liabilities:
       Long-term debt, less current portion                                                    7,289,000           6,771,000
       Deferred income taxes                                                                     659,000             659,000
                                                                                         ---------------     ---------------
              Total Long-Term Liabilities                                                      7,948,000           7,430,000
                                                                                         ---------------     ---------------

              Total Liabilities                                                               14,390,000          18,583,000
                                                                                         ---------------     ---------------

STOCKHOLDERS' EQUITY:
       Preferred stock, $0.001 par value, 250,000 shares
       shares authorized:
           216 shares Series A convertible redeemable issued and outstanding                     540,000             540,000
           583 shares Series B convertible redeemable issued and outstanding                   3,500,000
       Common stock, $0.001 par value, 10,000,000 shares
           authorized, 3,354,675 shares issued                                                     3,000               3,000
       Additional paid-in capital                                                              5,362,000           4,462,000
       Accumulated deficit                                                                    -4,855,000          -4,596,000
                                                                                         ---------------     ---------------
                                                                                               4,550,000             409,000

       Less: cost of 69,900 shares of treasury stock                                            -165,000            -165,000
                                                                                         ---------------     ---------------
              Total Stockholders' Equity                                                       4,385,000             244,000
                                                                                         ---------------     ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $    18,775,000     $    18,827,000
                                                                                         ===============     ===============
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(1) Per 10-K filing